UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2003


                            AmeriVest Properties Inc.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)

            Maryland                      1-14462                 84-1240264
            --------                      -------                 ----------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          1780 South Bellaire Street Suite 515, Denver, Colorado 80222
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 297-1800
                                 --------------
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

     Purchase of Phoenix Office Building. On February 6, 2003, we completed the acquisition of the Southwest Gas office building (the "Property"). The Property is located in Phoenix, Arizona, contains 147,660 rentable square feet and is located on 7.38 acres of land. The purchase price for the Property was $17,000,000, which was paid with $11,900,000 from our revolving credit facility from Fleet National Bank (the "Fleet Facility") and $5,100,000 from a term loan also from Fleet National Bank (the "Fleet Term Loan").

     The Property was purchased from LAFP Phoenix, Inc. (the "Seller"), an unrelated party. The purchase price of the Property was determined through negotiations between the Seller and us.

     The Fleet Facility represents the third draw on a $42,000,000 revolving credit facility from Fleet National Bank. The Fleet Facility was increased from $30,000,000 to $42,000,000 prior to the acquisition of the Property. The first draw was used to purchase the Centerra office building located in Denver, Colorado; the second draw was used to purchase the Chateau Plaza office building located in Dallas, Texas; and the facility is cross collateralized by mortgages on all three properties. The Fleet Facility bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty.

     The Fleet Term Loan represents a short-term loan from Fleet National Bank. The Fleet Term Loan bears interest at LIBOR plus 500 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on August 6, 2003.

     For a more complete description of this transaction, please see the Agreement of Purchase and Sale between us and the Seller dated November 18, 2002 (the "Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1, and our press release dated February 7, 2003, a copy of which is attached to this Form 8-K as Exhibit 99.1.

     The schedules and exhibits to the Purchase Agreement, a listing of which are included therein, have not been filed herewith. The schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

Item 7. Financial Statements And Exhibits.

(a) Financial Statements of Real Estate Properties Acquired:

     The financial statements required by this Item will be filed pursuant to an amendment to this Form 8-K.

(b) Unaudited Pro Forma Financial Information:

     The pro forma financial information required by this Item will be filed pursuant to an amendment to this Form 8-K.

(c) Exhibits

Exhibit Number      Exhibit Title
--------------      -------------

2.1 Agreement of Purchase and Sale between AmeriVest Properties Inc. and LAFP Phoenix, Inc. dated November 18, 2002 (Southwest Gas Building)

10.1 First Amendment to Revolving Credit Agreement between AmeriVest Properties Inc. and Fleet National Bank, as administrative agent, and the lenders party thereto, dated February 6, 2003.

10.2 Revolving Credit Note by AmeriVest Properties Inc. to Fleet National Bank, as agent, dated February 6, 2003.

10.3 Term Loan Agreement between AmeriVest Properties Inc. and Fleet National Bank, as administrative agent, and the lenders party thereto, dated February 6, 2003.

10.4 Term Note by AmeriVest Properties Inc. to Fleet National Bank, as agent, dated February 6, 2003.

99.1                Press Release dated February 7, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERIVEST PROPERTIES INC.


February 21, 2002
                                              By: /s/ D. Scott Ikenberry
                                              --------------------------
                                              D. Scott Ikenberry
                                              Chief Financial Officer